UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: August 28, 2023

Groove Botanicals Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-23476

Nevada	84-1168832
(State of incorporation)	(IRS Employer Identification No.)

310 Fourth Avenue South, Suite 700, Minneapolis, MN	55415
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (612) 315-5068

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which
Common Stock, $0.01 par value per share	GRVE	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 4.01 - Changes in Company's Certifying Accountant

Item 9.01 - Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

Item 4.01 Changes in Company’s Certifying Accountant

The Board of Directors of Groove Botanicals Inc. (the “Company”) undertook a decision to reconsider its engagement with TAAD LLP (“TAAD”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2023.

After careful deliberation, the Board of Directors has determined to engage BF Borgers CPA PC (“Borgers”) as the Company’s independent registered public accounting firm, effective immediately. In alignment with this decision, the Audit Committee officially dismissed TAAD from its role as the Company’s certifying accountant on March 9, 2023.

For clarity, the audit reports of TAAD on the Company’s consolidated financial statements for the fiscal years ended March 31, 2020, 2021 and 2022 did not contain any adverse opinions, disclaimers of opinion, and were not qualified or modified regarding uncertainty, audit scope, or accounting principles. Throughout the fiscal years ending March 31, 2020-2022, and up to the date of this report, the Company and TAAD maintained a professional relationship with no disagreements on matters of accounting principles, financial statement disclosure, or audit procedures. There were no instances or circumstances that would have necessitated TAAD to reference any disagreements in their audit reports for those years. Additionally, no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K occurred.

In the spirit of full transparency, the Company has furnished TAAD with a copy of the disclosures contained within this Current Report on Form 8-K, seeking TAAD's confirmation on the accuracy and alignment of these statements. A copy of the Company’s communication with TAAD, dated August 28, 2023, is appended as Exhibit 16.1. To date, TAAD has not responded to the issue of confirmation.

To further clarify, during the fiscal years ending March 31, 2020-2022, and and throughout 2023, as well as the subsequent interim period leading up to this report, neither the Company nor any representatives acting on its behalf initiated consultations with Borgers concerning any of the matters outlined in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 16.1	Letter of Kent Rodriguez to TAAD LLP Dated: August 23, 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Groove Botanicals Inc.

(Registrant)

Date: August 28, 2023	/s/ Kent Rodriguez (Signature)
	Name:	Kent Rodriguez
	Title:	Chief Executive Officer